TILSON FOCUS FUND Ticker Symbol: TILFX

Summary Prospectus | February 29, 2012
(As Amended March 6, 2012)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.tilsonmutualfunds.com/reports.html. You can also get this information at no cost by calling 1-888-484-5766 or by sending an e-mail request to http://www.tilsonmutualfunds.com/reports.html. The Fund’s Prospectus and Statement of Additional Information, dated February 29, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective. The Tilson Focus Fund (“Focus Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Focus Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.22%
Distribution and/or Service (12b 1) Fees	None
Other Expenses	1.18%
Total Annual Fund Operating Expenses	2.40%
Fee Waivers and/or Expense Reimbursements2	(0.73%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements2	1.67%

1	The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2
The Advisor has entered into an Expense Limitation Agreement with the Focus Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of the Fund for the period ending March 31, 2013. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Trust’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Focus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Focus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Focus Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$679	$1,214	$2,677

Portfolio Turnover. The Focus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Focus Fund’s performance. During the most recent fiscal year, the Focus Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies. The Focus Fund invests in equity securities of companies that the Focus Fund’s investment advisor, T2 Partners Management LP (“Advisor”), believes are undervalued in the securities markets.

To select equity securities for the Focus Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;

•
Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;

•	Powerful and sustainable competitive advantages;

•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount -- preferably at least 50% -- to their intrinsic value. The Focus Fund

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typically invests in common stocks, although it may also invest in other types of equity securities such as preferred stocks, convertible bonds, convertible preferred stocks, options, and warrants. The Focus Fund generally seeks to purchase securities with a long-term (1-5 year) investment horizon, seeking to achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

The Focus Fund generally sells securities when the Advisor believes that they are no longer undervalued or when the Advisor believes other opportunities are more attractive.

Principal Risks of Investing in the Fund. An investment in the Focus Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Focus Fund will be successful in meeting its investment objective. Generally, the Focus Fund will be subject to the following additional risks:

•
Market Risk. The prices of and the income generated by the Focus Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

•	Management Style Risk. The performance of the Focus Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•
Sector Focus Risk. The Focus Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Focus Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Non-diversified Fund Risk. Because the Focus Fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, it may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Focus Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Focus Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Focus Fund’s shares may be reduced.

•
Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Focus Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. Changes in interest rates may have a significant effect if the Focus Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

•
Maturity Risk. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk. Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) or higher are considered investment-grade securities. While the Focus Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch, they are somewhat riskier than more highly rated investment-grade debt obligations. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

•
Derivative Instruments Risk. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Focus Fund’s portfolio investments.

•
Real Estate Securities Risk. To the extent the Focus Fund invests in companies that invest in real estate, such as REITs, the Focus Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

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Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

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Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the Focus Fund by showing changes in the Focus Fund’s performance from year to year and by showing how the Focus Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. The Focus Fund’s past performance (before and after taxes) is not necessarily an indication of how the Focus Fund will perform in the future. Updated information on the Focus Fund’s results can be obtained by visiting http://www.tilsonmutualfunds.com.

Quarterly Returns During This Time Period
Highest return for a quarter	32.43%	Quarter ended June 30, 2009
Lowest return for a quarter	-33.63%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	-21.50%	Quarter ended December 31, 2011

Average Annual Total Returns For the Period Ended December 31, 2011	Past 1 Year	Past 5 Years	Since Inception 3/16/05
Focus Fund
Before taxes	-21.50%	-3.93%	0.90%
After taxes on distributions	-21.61%	-4.37%	0.47%
After taxes on distributions and sale of shares	-13.84%	-3.42%	0.63%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.96%
Dow Jones Wilshire 5000 Composite Total Return Index (Full Cap) (reflects no deduction for fees, expenses, or taxes)	12.42%	-0.66%	2.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

The Dow Jones Wilshire 5000 Composite Total Return Index (Full Cap) is a widely recognized unmanaged index which is generally considered to be representative of the performance of the entire United States stock market.

Management. T2 Partners Management LP is the investment advisor for the Focus Fund. Whitney R. Tilson (Founder and Managing Director of the Advisor) and Glenn H. Tongue (Managing Director and Chief Compliance Officer of the Advisor) serve as co-portfolio managers of the Focus Fund and each has served in that capacity since the Focus Fund’s inception on March 16, 2005.

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Purchase and Sale of Fund Shares. The Focus Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the Focus Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase, redeem, or exchange shares of the Focus Fund on any business day the New York Stock Exchange is open:

•	by mail addressed to Tilson Funds, Focus Fund c/o Transfer Agency, P.O. Box 8656, Denver, CO 80201;
•	by facsimile at 1-866-205-1499;
•	by telephone at 1-888-484-5766; and
•	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information. The Focus Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Focus Fund through a broker-dealer or other financial intermediary (such as a bank), the Focus Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Focus Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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